SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 27, 2003
                               ------------------


                           America Service Group Inc.
                          ---------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                     0-23340                    51-0332317
      --------                     -------                    ----------
  (State or other                (Commission                (IRS Employer
    jurisdiction                 File Number)            Identification Number)
  of incorporation


 105 Westpark Drive, Suite 200, Brentwood, Tennessee                   37027
 ---------------------------------------------------                   -----
      (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code: (615) 373-3100
                                                         --------------


                                 Not applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition.

           On October 27, 2003, America Service Group Inc. (the "Company") issued a press release reporting results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as
           Exhibit 99.1.

                                   Signatures
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           AMERICA SERVICE GROUP INC.



Date:  October 27, 2003                     By: /s/ Michael Taylor
                                             ---------------------------
                                             Michael Taylor
                                             Senior Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits

  99.1 Press release dated October 27, 2003, issued by America Service Group Inc. reporting results for the third quarter ended September 30, 2003.